SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) April 25, 2002


                         American Spectrum Realty, Inc.
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             (Exact Name of Registrant as Specified in its Charter)




Maryland                           001-16785                           522258674
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(State or Other                   (Commission                   (I.R.S. Employer
Jurisdiction of                   File Number)                    Identification
incorporation)                                                              No.)





              7700 Irvine Center Drive, Suite 555, Irvine CA 92618
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               (Address of Principal Executive Offices) (Zip Code)




                                 (949) 753-7111
              (Registrant's Telephone Number, Including Area Code)



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         (Former Name or Former Address, If Changed Since Last Report.)

ITEM 5.  OTHER EVENTS.

         Attached is a cover letter being sent to stockholders of American Spectrum Realty, Inc., which will accompany American Spectrum Realty, Inc.'s Annual Report on Form 10-K, which was placed in the mail to shareholders on April 25, 2002.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS.

Exhibit  Description

1.1 Cover letter to stockholders of American Spectrum Realty, Inc. dated April 2002




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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   AMERICAN SPECTRUM REALTY, INC.




                                   BY:     /s/ Harry A. Mizrahi
                                      --------------------------------------
                                      Name: Harry A. Mizrahi
                                      Title: Chief Operating Officer



Date:  April 25, 2002



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

                                   Exhibit 1.1

April 2002

Dear Stockholder:


American Spectrum Realty, Inc., a real estate investment and management company, became a publicly traded company in 2001. We would like to extend our personal appreciation to all of our valued employees, the members of the Board of Directors, and you, the stockholders, for providing your support in reaching this first milestone.

The consolidation of the Company's real estate holdings and operations into a single corporation has been achieved:

     - More than 11,500 stockholders, who now have daily trading opportunities on the American Stock Exchange under the symbol AQQ, represent Company ownership.
     - The Company's operating efficiency and synergy is symbolized by a cohesive corporate entity and strategy, a result of the consolidation of various companies and properties.
     -     The Company's  diversified and balanced portfolio totals in excess of
           3.6 million square feet of high quality office, office/warehouse, apartment and retail space and represents a variety of tenants in multiple markets.
     - The Company's streamlined operations, both at the corporate and property levels, have maximized the effectiveness of its full-time employees.
     - The Company has better access to investment opportunities and to debt and equity financing, thereby providing strong potential for asset and earnings growth. The Company has received positive reactions from Wall Street and other capital sources based upon its growth prospects and market platform.

Many of the Company's goals have been accomplished, although much work still remains. The Company's current priority is to sell and refinance certain of its property holdings in order to achieve better operating results, lower interest rates, additional capital for capital expenditures and new asset growth. The Company's focus for growth is in office and office/warehouse investment opportunities in its core markets. The disposition of non-core assets continues, both by geographic region and product type, and includes certain apartment and retail properties, subject to market conditions.


The Company's management team remains excited by its forecast for earnings and asset growth and is committed to enhancing stockholder value.

Thank you for your continued support.

Sincerely,



William J. Carden
Chairman, Chief Executive Officer and President





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